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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                 October 2, 2003
             ------------------------------------------------------
                Date of report (date of earliest event reported)


                                 STELLENT, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Minnesota                       0-19817                    41-1652566
------------------------      ------------------------      --------------------
(State of Incorporation)      (Commission file number)        (I.R.S. Employer
                                                            Indentification No.)

7777 Golden Triangle Drive, Eden Prairie, Minnesota                55344
---------------------------------------------------              ----------
     (Address of principal executive offices)                    (Zip Code)


                        Telephone Number: (952) 903-2000
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits
             --------

             99   Stellent, Inc. Press Release dated October 2, 2003.


ITEM 12.     RESULTS OF OPERATION AND FINANCIAL CONDITION

The information in this section is being furnished to, but not filed with, the Securities and Exchange Commission.

On October 2, 2003, Stellent, Inc. issued a press release that included financial information for its second fiscal quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99 to this Form 8-K.




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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  October 3, 2003

                                       STELLENT, INC.
                                       (Registrant)


                                       By /s/ Gregg A. Waldon
                                          --------------------------------------
                                           Gregg A. Waldon
                                           Chief Financial Officer,
                                           Treasurer and Secretary
                                           (Principal financial and accounting
                                           officer and duly authorized signatory
                                           on behalf of the registrant)





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                                INDEX TO EXHIBITS

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
Exhibit No.                                                                                  Method of Filing
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
99                Stellent, Inc. Press Release dated October 2, 2003.                        Filed Electronically